                                                            [CONFORMED COPY]
==============================================================================


                     BLACK HILLS POWER AND LIGHT COMPANY

                                      TO


                     MANUFACTURERS HANOVER TRUST COMPANY,



                                                                   As Trustee


                             --------------------

                       TWENTIETH SUPPLEMENTAL INDENTURE
                           Dated as of April 1,1977

                             --------------------

              Supplemental to Indenture of Mortgage and Deed of
                     Trust Dated as of September 1, 1941



===============================================================================

    TWENTIETH SUPPLEMENTAL INDENTURE, dated as of the 1st day of April, 1977 between BLACK HILLS POWER AND LIGHT COMPANY a corporation organized and existing under the laws of the State of South
Dakota (herein called the "Company"), party of the first part and MANUFACTURERS HANOVER TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter mentioned (hereinafter called the "Trustee''), party of the second part.

    WHEREAS, in order to secure an authorized issue of First Mortgage
Bonds of the Company, the Company has executed and delivered an Indenture of Mortgage and Deed of Trust to Central Hanover Bank and Trust Company (subsequently known as The Hanover Bank), as Trustee, dated September 1,
1941, hereinafter referred to as the "Original Indenture'', and has also executed and delivered to said Trustee and to Manufacturers Hanover Trust Company (which on September 8, 1961 became the Trustee under the Original Indenture, as theretofore supplemented and amended, by virtue of the merger of said The Hanover Bank into Manufacturers Trust Company, under said name Manufacturers Hanover Trust Company), as Trustee, various Supplemental Indentures supplementing and/or modifying the Original Indenture, respectively dated as of July 15, 1945, January 15, 1948, January 15, 1949, March 1, 1950, March 1, 1952, July 1, 1956, May 1, 1957, May l, 1959, April 1, 1960, August 1,
1960, June 1, 1961, October 1, 1962, May 1, 1963, June 1, 1969, June 15, 1974,
August 1, 1974, July 15, 1975, May 1, 1976 and February 15, 1977 and the Company has also executed and delivered to said The Hanover Bank, as Trustee, Subordination Agreements dated December 29, 1950 and September 19, 1955, also supplementing the Original Indenture which, as supplemented and amended by said nineteen Supplemental Indentures and said Subordination Agreements, is hereinafter referred to as the "Indenture''; and


    WHEREAS, pursuant to the provisions of the Indenture, First Mortgage
Bonds have been duly issued and are presently outstanding and secured by the Indenture as follows: Series D, 3 5/8%, due January 15, 1979, Series E, 3 1/4%, due March 1, 1980, Series F, 4 1/8%, due March 1, 1982, Series G, 4 1/4%, due July 1, 1986, Series H, 5 1/4%, due May 15, 1987, Series I, 5 1/8%, due May 1,
1989, Series J, 5 3/4%, due April 1, 1990, Series K, 5 5/8% due August 1,
1990, Series L, 5 3/8%, due June 1,

1991, Series M, 5%, due October 1, 1992, Series N, 4 3/4%, due May 1, 1993, Series O, 8.05%, due June 1, 1999, Series P, 10.75%, due August 1, 2004 and Series Q, 11 1/4%, due July 15, 1985; and

    WHEREAS, the Company has entered into an Agreement dated as of April
1, 1977 (the "Lawrence Agreement No. 1") with Lawrence County, South
Dakota ("Lawrence") a political subdivision of the State of South Dakota, for the acquisition, construction, installation and equipping of certain facilities for air and water pollution control purposes at the Kirk Electric Generating Plant of the Company and an Agreement dated as of April 1, 1977 (the "Pennington Agreement No. 1") with Pennington County, South Dakota ("Pennington") also a political subdivision of the State of South Dakota, for the acquisition, construction, installation and equipping of certain facilities for air and water pollution control purposes at the Ben French Electric Generating Plant of the Company and said pollution control facilities will be financed through the issuance by each County of its respective Pollution Control Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series A (hereinafter respectively, the "Lawrence Series
A Bonds" and the "Pennington Series A Bonds" and, collectively, the
"County Series A Bonds") and in connection therewith the Company will execute and deliver its First Mortgage Bonds of Series R and Series S provided for and created by this Supplemental Indenture which will be pledged by Lawrence and Pennington, respectively, to the trustee (the "County Trustee") under each County's Indenture of Trust No. 1 dated as of April 1, 1977 (hereinafter, respectively, the "Lawrence Pollution Control Indenture" and the "Pennington Pollution Control Indenture" and, collectively, the "Pollution Control Indentures") providing for the issuance of the related County's Series A Bonds with respect to said pollution control facilities, as security for the payment of the principal of and premium, if any, and interest on the related Series A Bonds; and


    WHEREAS, the Company has entered into a further agreement dated as of April 1, 1977 (the "Lawrence Agreement No. 2") with Lawrence, for the acquisition, construction, installation and equipping of certain additional facilities at the Kirk Electric Generating Plant of the Company and a further agreement dated as of April 1, 1977 (the "Pennington Agreement No. 2") with Pennington, for the acquisition, construction, installation and equipping of certain additional facilities at the Ben French Electric Generating Plant of the Company and said facilities will be financed through the issuance by each County of its respective Industrial Development Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series B (hereinafter respectively, the "Lawrence Series B Bonds" and the "Pennington
Series B Bonds" and, collectively, the "County Series B Bonds") and in connection therewith the Company will execute and deliver its First Mortgage Bonds of Series T and Series U provided for and created by this Supplemental Indenture which will be pledged by Lawrence and Pennington, respectively, to the County Trustee under the related County's Indenture of Trust No. 2 dated as of April 1, 1977 (hereinafter, respectively, the "Lawrence Revenue Bond Indenture" and the "Pennington Revenue Bond Indenture" and, collectively, the "Revenue Bond Indentures") providing for the issuance of the related
County's Series B Bonds with respect to said facilities, as security for the payment of the principal of and premium, if any, and interest on the related Series B Bonds; and

    WHEREAS, as permitted by the Indenture, the Company by resolutions of its Board of Directors duly adopted, has determined to create a new series of bonds to be known as its "First Mortgage Bonds, Series R" (hereinafter sometimes called the "Bonds of Series R"), "First Mortgage Bonds, Series S" (hereinafter sometimes called the "Bonds of Series S"), "First Mortgage Bonds, Series T" (hereinafter sometimes called the "Bonds of Series T") and "First Mortgage Bonds, Series U" (hereinafter sometimes called the "Bonds of Series U"), each in the form, having the characteristics and being entitled to the benefits as in this Supplemental Indenture provided; and

    WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and particularly the provisions contained in Articles Two and Seventeen thereof, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

    WHEREAS, the Company is about to issue, under the Indenture, as hereby amended and supplemented, its Bonds of Series R in the principal amount of $5,850,000 in fully registered form and without coupons and its Bonds of Series S in the principal amount of $2,050,000 in fully registered form and without coupons payable to the County Trustee, as assignee of Lawrence and Pennington under the related Pollution Control Indenture. Said Bonds of Series R and Series S will otherwise be non-transferable except as required to effect (i) a transfer after an event of default under the related Pollution Control Indenture in the course of the exercise of rights and remedies consequent upon such event of default, or (ii) a transfer to a successor trustee under the related Pollution Control Indenture; and

     WHEREAS, the Company is about to issue, under the Indenture, as hereby amended and supplemented, its Bonds of Series T in the principal amount of $1,000,000 in fully registered form and without coupons and its Bonds of Series U in the principal amount of $1,000,000 in fully registered form and without coupons payable to the County Trustee, as assignee of Lawrence and Pennington under the related Revenue Bond Indenture. Said Bonds of Series T and Series
U will otherwise be non-transferable except as required to effect (i) a transfer after an event of default under the related Revenue Bond Indenture in the course of the exercise of rights and remedies consequent upon such event of default, or (ii) a transfer to a successor trustee under the related Revenue Bond Indenture; and

    WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized:

    NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, in order to better secure the payment both of the principal of and interest on all Bonds issued under the Indenture and that may be issued under this or any other indentures supplemental thereto, according to their tenor and effect, and the performance by the Company of all the Covenants and conditions herein and therein contained, and in order to establish the terms of the Bonds of Series R, Series S, Series T and Series U and to amend certain provisions of the Indenture, hereby further covenants and agrees to and with the Trustee and its successors in the trust under the Indenture for the benefit of all those who shall from time to time hold the Bonds of Series R, Series S, Series T and Series U as follows:

                                ARTICLE ONE

                          BONDS OF SERIES R, 6 5/8%

    SECTION 1.01. There is hereby created a series of Bonds, known as and entitled "First Mortgage Bonds Series R, 6 5/8%", due April 1, 2007, and the form thereof shall be as provided in this Supplemental Indenture.

    SECTION 1.02. The Bonds of Series R shall be evidenced by a single registered bond in the principal amount and denomination of Five Million Eight Hundred Fifty Thousand Dollars ($5,850,000) finally due April 1, 2007 but payable in installments as follows:

  April 1                  Principal          April 1                Principal
Of the Year                  Amount         Of the Year                Amount
- -----------                ---------        -----------              ---------
   1993                   $500,000.00          2001                 $500,000.00
   1994                    500,000.00          2002                  500,000.00
   1995                    500,000.00          2003                  170,000.00
   1996                    500,000.00          2004                  170,000.00
   1997                    500,000.00          2005                  170,000.00
   1998                    500,000.00          2006                  170,000.00
   1999                    500,000.00          2007                  170,000.00
   2000                    500,000.00


The Bonds of Series R shall bear interest on the unpaid principal balance at the rate of 6 5/8% per annum payable semi-annually on October l and April 1 commencing October 1, 1977 until due and payable and shall bear interest at the rate of 6% per annum on any overdue principal and on any overdue installment of interest (to the extent that payment of such interest is enforceable under applicable law). April 1, 1977 shall be the date of commencement of the first interest period for such Bonds. All such bonds shall be dated as provided in
Section 2.05 of the Original Indenture.

     The single Bond of Series R shall be lettered R and numbered 1 and shall, upon issuance, be delivered by the Company to and registered in the name of the County Trustee and shall be transferable only as required to effect an assignment thereof to a successor County Trustee. Bonds issued upon transfer shall be lettered R and numbered from 2 upwards and issued in the same $5,850,000 denomination but all payments of principal theretofore made on the Bonds of Series R shall be duly noted thereon by the Trustee.

    It is expected that the Company, pursuant to the Lawrence Agreement No. 1, will furnish directly to the County Trustee at its principal corporate trust office all funds required for any and all payments of principal of, and interest and premium on, the Lawrence Series A Bonds (or that in lieu of any such payment the Company or Lawrence will deposit with the County Trustee Lawrence Series A Bonds for cancellation) and that corresponding payments of interest and of installments of principal (including premiums if appropriate) on the Bonds of Series R will automatically be effected in accordance with the provisions of the Lawrence Agreement No. 1. Whenever payment or provision therefor has been made in respect of the principal, premium, if any, or interest on all or any portion of the Lawrence Series A Bonds in accordance with the Lawrence Pollution Control Indenture, the corresponding principal installment, premium, if any, or interest on the Bonds of Series R shall be deemed paid to the extent such payment or provision therefor has been made. Unless payment then is or has been made as above provided, payment of the principal of, and premium, if any, and interest on the single Bond of Series R shall be made to the County Trustee for the account of Lawrence in funds immediately available at said office of the County Trustee, in each case on or prior to the due date for such payment. The Trustee may at any and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of Series R, so far as such payments at the time have become due, has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the County Trustee signed by one of its officers stating (i) that timely payment of principal of, or premium or interest on,

Bonds of Series R has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the County Trustee pursuant to the Lawrence Agreement No. 1 after giving effect to any available moneys in the Bond Fund provided by the Lawrence Pollution Control Indenture and (iii) the amount of the arrearage.

    The County Trustee, by acceptance of the single Bond of Series R, shall agree to make prompt notation thereon of all payments and prepayments on account of principal thereof made or occurring under any provisions of the Lawrence Agreement No. 1 or of this Supplemental Indenture, and to surrender said Bond to the Trustee upon final payment thereof. If and to the extent payment of the Lawrence Series A Bonds is deemed to have been made pursuant to the terms of the Lawrence Pollution Control Indenture, payment of the Bonds of Series R shall be deemed to have been made to the same extent.

    The Trustee is hereby appointed Registrar in respect of the Bonds of Series R, and the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, is hereby designated as the office or agency of the Company in said Borough where notices or demands in respect of Bonds of Series R may be served.

    SECTION 1.03. The text of the Bonds of Series R and the certificate of authentication of the Trustee to be executed thereon, are to be substantially in the following forms, respectively:

No. R .....                                                         $5,850,000

                     BLACK HILLS POWER AND LIGHT COMPANY

           FIRST MORTGAGE BOND SERIES R, 6 5/8%, DUE APRIL 1, 2007

    BLACK HILLS POWER AND LIGHT COMPANY (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of South Dakota, for value received, hereby promises to pay to NORTHWESTERN NATIONAL BANK OF MINNEAPOLIS as trustee or its successor in trust (the "County Trustee"), under an Indenture of Trust No. 1 dated as of April 1, 1977 (the "Lawrence Pollution Control Indenture") between Lawrence County, South Dakota and said County Trustee, FIVE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS, ($5,850,000) payable in installments as follows:

                                      8

 April 1                  Principal            April 1              Principal
Of the Year                 Amount           Of the Year             Amount
- -----------               ---------          -----------            ---------
   1993                  $500,000.00            2001                $500,000.00
   1994                   500,000.00            2002                 500,000.00
   1995                   500,000.00            2003                 170,000.00
   1996                   500,000.00            2004                 170,000.00
   1997                   500,000.00            2005                 170,000.00
   1998                   500,000.00            2006                 170,000.00
   1999                   500,000.00            2007                 170,000.00
   2000                   500,000.00

together with interest thereon from April 1, 1977 on the unpaid principal amount of this Bond at the rate of 6 5/8% per annum until due and payable, such interest to be paid semi-annually in arrears on October 1 and April 1 in each year. Overdue principal and overdue installments of interest shall bear interest at the rate of 6% per annum (to the extent that payment of such interest is enforceable under applicable law).

    This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September l, 1941 as supplemented and amended by Supplemental Indentures dated as of July 15, 1945, January 15, 1948, January 15, 1949, March 1, 1950, March 1, 1952, July 1, 1956, May 1, 1957, May 1, 1959,
April 1, 1960, August 1,1960, June 1,1961, October 1, 1962, May 1, 1963, June 1,
1969, June 15, 1974, August 1, 1974, July 15, 1975, May 1, 1976 and February 15,
1977 and subordination agreements dated December 29, 1950 and September 19, 1955 (hereinafter collectively called the "Indenture"), executed by the Company to Manufacturers Hanover Trust Company (herein called the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the holders of said Bonds and the coupons appurtenant to coupon Bonds and of the Trustee and of the Company in respect of such security, and the terms and conditions upon which said Bonds are and are to be issued and secured.


    To the extent permitted by the Indenture and as provided therein, with the consent of the Company and upon the written consent or affirmative vote of at least sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent, and of not less than sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent of each series affected thereby in case one or more but less than all of the series of Bonds issued under the Indenture are so affected, the rights and obligations of the Company and of the holders of Bonds and coupons appurtenant to coupon Bonds, and the terms and provisions of the Indenture and of any instrument supplemental thereto may be modified from time to time, provided that no such modification or alteration shall be made which would postpone the date fixed herein or in the coupons or in the Indenture for the payment of the principal of, or any installment of interest on, the Bonds, or reduce the principal of, or the rate of interest payable on, the Bonds, or reduce the percentage of the principal amount of Bonds the consent of which is required for the authorization of any such modification or alteration, or which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

    As provided in said Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series of Bonds entitled "First Mortgage Bonds Series R".

     Lawrence County, South Dakota (the "County") is issuing and selling, or has issued and sold, its Pollution Control Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series A (hereinafter called the "Lawrence Series A Bonds") under and pursuant to the Lawrence Pollution
Control Indenture. This Bond of Series R is issued as a means of securing payment of the purchase price of the Company's purchase from the County of certain pollution control facilities pursuant to an Agreement of Sale No. 1 dated as of April 1, 1977 (the "Lawrence Agreement No. 1"). It is expected that the Company will make all payments of principal of, and interest and premium on, the Lawrence Series A Bonds directly to the County Trustee (or that in lieu thereof the Company or Lawrence will deposit with the County Trustee Lawrence Series A Bonds for cancellation). All such payments shall automatically constitute corresponding payments on the Bonds of Series R in accordance with the provisions of the Lawrence Agreement No. 1.
The holder of this Bond by acceptance hereof agrees that whenever any payment or prepayment on account of the principal of this Bond is made or occurs under any provision of the Indenture, the Lawrence Agreement No. 1 or the Lawrence Pollution Control Indenture, the holder hereof shall promptly note on the Schedule of Payments of Principal, the Schedule of Prepayments of Principal or the Schedule of Credits of Prepayments of Principal the date and amount of each such payment or prepayment of principal, and shall promptly notify the Trustee of the amount of each such payment and that the notation of payment has been duly made, and further agrees to surrender this Bond to the Trustee for cancellation when all principal of, premium, if any, and interest on this Bond shall have been duly paid. The holder of this Bond further agrees that if payment of the Lawrence Series A Bonds is deemed to have been made pursuant to the provisions of the Lawrence Pollution Control Indenture, payment of this Bond shall be deemed to have been made.

    Unless payment then is or has been made pursuant to the foregoing paragraph, the principal of and premium, if any, and interest on this Bond will be paid in lawful money of the United States of America and will be payable at the principal corporate trust office of the County Trustee to the County Trustee for the account of Lawrence in immediately available funds at said office of the County Trustee, in each case on or prior to the due date for such payment. The holder of this Bond by acceptance hereof agrees that any such payment of principal, premium or interest on this Bond shall be credited as and used to make a corresponding payment of principal, premium or interest on the Lawrence Series A Bonds.

    This Bond is not prepayable prior to April 1, 1987, except that if at any time (1) the Company shall elect to prepay installments payable under the Lawrence Agreement No. 1 and to cause the Lawrence Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Lawrence Agreement No. 1 or (2) the Company shall be obligated to prepay installments payable under the Lawrence Agreement No. 1 and to cause the Lawrence Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Lawrence Agreement No. 1, in any such event this Bond shall be prepaid by the

Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 1 the Bond shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Lawrence Agreement No. 1 determined as set forth in said Sections 9.1 and 9.2. The principal amount of Bonds of Series R to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 1 shall be the same as the principal amount of Lawrence Series A Bonds to be redeemed as the result of the occurrence of such event.

    This Bond shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Lawrence
Agreement No. 1 of like principal amount and to cause Lawrence Series A
Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Lawrence Pollution Control Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:

If prepayment date is during
twelve-month-period beginning                              Prepayment
          April 1                                            Price
- -----------------------------                              -----------
           1987.............................................. 103    %
           1988.............................................. 102 1/2
           1989.............................................. 102
           1990.............................................. 101 1/2
           1991.............................................. 101
           1992.............................................. 100 1/2
           1993 and thereafter ...............................100


    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Lawrence Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series A Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of this Bond shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of this Bond due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Lawrence Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series A Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of this Bond in the same principal amount shall be credited against the installment due on this Bond in the same year as such sinking fund obligation.


    In each case where this Bond is to be prepaid in whole or in part as contemplated herein notice of not less than thirty (30) nor more than sixty
(60) days shall be given by first class mail postage prepaid to the holder of record of this Bond unless such notice has been waived in writing by the County Trustee.

    If an event of default as defined in the Indenture shall occur, the principal of this Bond may become and be declared due and payable in the manner and with the effect provided in the Indenture. No holder of this Bond shall have any right to institute any suit or proceeding for the foreclosure of the Indenture or for any other remedy thereunder, except to the extent and in the manner set forth in the Indenture.

    This Bond shall be non-transferable except as required to effect (i) a transfer to any successor trustee under the Lawrence Pollution Control Indenture or (ii) a transfer after an event of default under the Lawrence Pollution Control Indenture in the course of the exercise of rights and remedies consequent upon such event of default. Subject to such restrictions, this Bond is transferable by the registered holder hereof in person or by attorney duly authorized in writing, at the office of Manufacturers Hanover Trust Company, New York, New York, on registry books kept for such purpose at such office. No charge will be made by the Company for any such transfer of this Bond. Before any transfer of this Bond by the County Trustee or attorney duly authorized will be recognized or given effect by the Company or the Trustee, the County Trustee shall note hereon the date to which interest has been paid as well as the amounts of all principal payments and prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to payment of interest and principal.

    No recourse shall be had for the payment of the principal of or the interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any agreement supplemental thereto against any subscriber to the capital stock, incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation or any receiver or trustee in bankruptcy, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assessment or penalty or stock subscription or otherwise, all such liability, whether at common law or in equity or by statute or constitution or otherwise, being, to the extent permitted by law, by the acceptance and as a part of the consideration for the issuance hereof, expressly waived and released by the registered holder hereof.

     This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee, or its successor as Trustee, under said Indenture.

    IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.


    Dated,
                                         BLACK HILLS POWER AND LIGHT COMPANY,

                                         BY..................................
Attest:                                                            President.

......................................
                            Secretary.

                       (FORM OF TRUSTEE'S CERTIFICATE)

    This is one of the Bonds, of the series designated therein, described in the within mentioned Indenture.

                                         MANUFACTURER HANOVER TRUST COMPANY,
                                                                 as Trustee,

                                         BY ..................................
                                                           Authorized Officer.

                      SCHEDULE OF PAYMENTS OF PRINCIPAL

 Amount of              Date              Date of          Authorized Official
Installment             Due               Payment               and Title
- -----------             ----              -------          -------------------



                     SCHEDULE OF PREPAYMENTS OF PRINCIPAL


Principal Amount                                             Authorized Official
    Prepaid                     Date Prepaid                      and Title
- ----------------                ------------                 ------------------


               SCHEDULE OF CREDITS OF PREPAYMENTS OF PRINCIPAL*



                    Date of Installment
Prepaid Principal        to which                            Authorized Official
Amount Credited          Credited         Date Credited           and Title
- -----------------   -------------------   -------------      -------------------

________
    *This Schedule to be completed only in the event that a prepayment is credited against an installment maturing prior to the then last maturing unpaid installment. Each prepayment is credited against the then last maturing unpaid installment unless Lawrence Series A Bonds redeemed or purchased and delivered to the County Trustee are credited against a sinking fund obligation under the Lawrence Pollution Control Indenture, whereupon a corresponding prepayment in the same principal amount shall be credited against the installment due in the same year as such sinking fund obligation and entered in this Schedule.

    (NOTICE: The within Bond may not be transferred until this schedule has been verified by the Trustee.)

    SECTION 1.04. The single Bond of Series R is not prepayable prior to April 1, 1987, except that if, at any time, (1) the Company shall elect to prepay installments payable under the Lawrence Agreement No. 1 and to cause the Lawrence Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Lawrence Agreement No. 1 or (2) the Company shall be obligated to prepay installments payable under the Lawrence Agreement No. 1 and to cause the Lawrence Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Lawrence Agreement No. 1, in any such event the Bonds of Series R shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 1 the Bonds of Series R shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Lawrence Agreement No. 1 determined as set forth in said Sections 9.1 and 9.2. The principal amount of Bonds of Series R to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 1 shall be the same as the principal amount of Lawrence Series A Bonds to be redeemed as the result of the occurrence of such event.

    The single Bond of Series R shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Lawrence Agreement No. I of like principal amount and to cause Lawrence Series A Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Lawrence Pollution Control Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:


     If the prepayment date is
     during the twelve months                            Prepayment
        beginning April 1                                  Price
     -------------------------                           ----------

              1987......................................... 103    %
              1988......................................... 102 1/2
              1989......................................... 102
              1990......................................... 101 1/2
              1991......................................... 101
              1992......................................... 100 1/2
              1993 and thereafter ......................... 100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Lawrence Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series A Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of the single Bond of Series R shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of the single Bond of Series R due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Lawrence Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series A Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of the single Bond of Series R in the same principal amount shall be credited against the installment due on the single Bond of Series R in the same year as such sinking fund obligation.


    If Bonds of Series R are to be redeemed in whole or in part as provided in this Section 1.04, notice of redemption shall be given by first class mail, postage prepaid, by or on behalf of the Company, not less than thirty (30) nor more than sixty (60) days prior to the date of redemption, to the registered holders of all Bonds so to be redeemed, at their respective addresses appearing upon the books maintained by the Trustee pursuant to
Section 2.10 of the Original Indenture. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the registered holder or payee, as the case may be, receives the notice. In case of any redemption of Bonds of such Series by the Trustee pursuant to the provisions of the Indenture or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee. Notwithstanding any provision of Article Ten of the Original Indenture, no publication of notice of redemption of any Bonds of Series R shall be required by the Indenture.

    Except as provided in the immediately preceding paragraph, the provisions of Article Ten of the Original Indenture shall in all respects apply to any redemption to which this Section 1.04 applies. Nothing in this Section 1.04 contained shall affect the manner of giving notice of the redemption of Bonds of the Company of any series other than Bonds of Series R.

    Notwithstanding the provisions of the Original Indenture (including particularly Section 8.08(b) thereof), the single Bond of Series R is subject to redemption prior to maturity only upon the events and as set forth in this
Section 1.04.


                                  ARTICLE TWO

                          BONDS OF SERIES S, 6 5/8%


    SECTION 2.01. There is hereby created a series of Bonds, known as and entitled "First Mortgage Bonds Series S, 6 5/8%", due April 1, 2007, and the form thereof shall be as provided in this Supplemental Indenture.


    SECTION 2.02. The Bonds of Series S shall be evidenced by a single registered bond in the principal amount and denomination of Two Million Fifty Thousand Dollars ($2,050,000) finally due April 1, 2007 but payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ---------
      1993........... $190,000.00           2001............. $190,000.00
      1994...........  190,000.00           2002.............  190,000.00
      1995...........  190,000.00           2003.............   30,000.00
      1996...........  190,000.00           2004.............   30,000.00
      1997...........  190,000.00           2005.............   30,000.00
      1998...........  190,000.00           2006.............   30,000.00
      1999...........  190,000.00           2007.............   30,000.00
      2000...........  190,000.00

    The Bonds of Series S shall bear interest on the unpaid principal balance at the rate of 6 5/8% per annum payable semi-annually on October 1 and April 1 commencing October 1, 1977 until due and payable and shall bear interest at the rate of 6% per annum on any overdue principal and on any overdue installment of interest (to the extent that payment of such interest is enforceable under applicable law). April 1, 1977 shall be the date of commencement of the first interest period for such Bonds. All such bonds shall be dated as provided in
Section 2.05 of the Original Indenture.

    The single Bond of Series S shall be lettered S and numbered 1 and shall, upon issuance, be delivered by the Company to and registered in the name of the County Trustee and shall be transferable only as required to effect an assignment thereof to a successor County Trustee. Bonds issued upon transfer shall be lettered S and numbered from 2 upwards and issued in the same $2,050,000 denomination but all payments of principal theretofore made on the Bonds of Series S shall be duly noted thereon by the Trustee.

    It is expected that the Company, pursuant to the Pennington Agreement
No. 1, will furnish directly to the County Trustee at its principal corporate trust office all funds required for any and all payments of principal of, and interest and premium on, the Pennington Series A Bonds (or that in lieu of any such payment the Company or Pennington will deposit with the County Trustee Pennington Series A Bonds for cancellation) and that corresponding payments of interest and of installments of principal (including premiums if appropriate) on the Bonds of Series S will automatically be effected in accordance with the provisions of the Pennington Agreement No. 1. Whenever payment or provisions therefor has been made in respect of the principal, premium, if any, or interest on all or any portion of the Pennington Series A Bonds in accordance with the Pennington Pollution Control Indenture, the corresponding principal installment, premium, if any, or interest on the Bonds of Series S shall be deemed paid to the extent such payment or provision therefor has been made. Unless payment then is or has been made as above provided, payment of the principal of, and premium, if any, and interest on the single Bond of Series S shall be made to the County Trustee for the account of Pennington in funds immediately available at said office of the County Trustee, in each case on or prior to the due date for such payment. The Trustee may at any and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of Series S, so far as such payments at the time have become due, has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the County Trustee signed by one of its officers stating (i) that timely payment of principal of, or premium or interest on, Bonds of Series S has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the County Trustee pursuant to the Pennington Agreement No. 1 after giving effect to any available moneys in the Bond Fund provided by the Pennington Pollution Control Indenture and (iii) the amount of the arrearage.

    The County Trustee, by acceptance of the single Bond of Series S, shall agree to make prompt notation thereon of all payments and prepayments on account of principal thereof made or occurring under any provisions of the Pennington Agreement No. 1 or of this Supplemental Indenture, and to surrender said Bond to the Trustee upon final payment thereof. If and to the extent payment of the Pennington Series A Bonds is deemed to have been made pursuant to the terms of the Pennington Pollution Control Indenture, payment of the Bonds of Series S shall be deemed to have been made to the same extent.

    The Trustee is hereby appointed Registrar in respect of the Bonds of Series S, and the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, is hereby designated as the office or agency of the Company in said Borough where notices or demands in respect of Bonds of Series S may be served.

    SECTION 2.03. The text of the Bonds of Series S, and the certificate of authentication of the Trustee to be executed thereon, are to be substantially in the following forms, respectively:

 No. S ........                                                     $2,050,000

                     BLACK HILLS POWER AND LIGHT COMPANY

           FIRST MORTGAGE BOND SERIES S, 6-5/8%, DUE APRIL 1, 2007


    BLACK HILLS POWER AND LIGHT COMPANY (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of South Dakota, for value received, hereby promises to pay to NORTHWESTERN NATIONAL BANK OF MINNEAPOLIS as trustee or its successor in trust (the "County Trustee"), under an Indenture of Trust No. 1 dated as of April 1, 1977 (the "Pennington Pollution Control Indenture") between Pennington County, South Dakota and said County Trustee, TWO MILLION FIFTY THOUSAND DOLLARS,($2,050,000) payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ----------
      1993............ $190,000.00         2001.............. $190,000.00
      1994............. 190,000.00         2002..............  190,000.00
      1995............. 190,000.00         2003..............   30,000.00
      1996............. 190,000.00         2004..............   30,000.00
      1997............. 190,000.00         2005..............   30,000.00
      1998............. 190,000.00         2006..............   30,000.00
      1999............. 190,000.00         2007..............   30,000.00
      2000............. 190,000.00


together with interest thereon from April 1, 1977 on the unpaid principal amount of this Bond at the rate of 6 5/8% per annum until due and payable, such interest to be paid semi-annually in arrears on October 1 and April 1 in each year. Overdue principal and overdue installments of interest shall bear interest at the rate of 6% per annum

(to the extent that payment of such interest is enforceable under applicable law).

    This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1941 as supplemented and amended by Supplemental Indentures dated as of July l5, 1945, January 15, 1948, January 15, 1949, March 1, 1950, March 1, 1952, July 1,
1956, May 1, 1957, May 1, 1959, April 1, 1960, August 1, 1960, June 1, 1961,
October 1, 1962, May 1, 1963, June 1, 1969, June 15, 1974, August 1, 1974,
July 15, 1975, May 1, 1976 and February 15, 1977 and subordination agreements dated December 29, 1950 and September 19, 1955 (hereinafter collectively called the "Indenture"), executed by the Company to Manufacturers Hanover Trust Company (herein called the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the holders of said Bonds and the coupons appurtenant to coupon Bonds and of the Trustee and of the Company in respect of such security, and the terms and conditions upon which said Bonds are and are to be issued and secured.


     To the extent permitted by the Indenture and as provided therein, with the consent of the Company and upon the written consent or affirmative vote of at least sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent, and of not less than sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent of each series affected thereby in case one or more but less than all of the series of Bonds issued under the Indenture are so affected, the rights and obligations of the Company and of the holders of Bonds and coupons appurtenant to coupon Bonds, and the terms and provisions of the Indenture and of any instrument supplemental thereto may be modified from time to time, provided that no such modification or alteration shall be made which would postpone the date fixed herein or in the coupons or in the Indenture for the payment of the principal of, or any installment of interest on, the Bonds, or reduce the principal of, or the rate of interest payable on, the Bonds, or reduce the percentage of the principal amount of Bonds the consent of which is required for the authorization of any such modification or alteration, or which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

    As provided in said Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series of Bonds entitled "First Mortgage Bonds Series S".

    Pennington County, South Dakota (the "County") is issuing and selling, or has issued and sold, its Pollution Control Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series A (hereinafter called the "Pennington Series A Bonds") under and pursuant to the Pennington Pollution Control Indenture. This Bond of Series S is issued as a means of securing payment of the purchase price of the Company's purchase from the County of certain pollution control facilities pursuant to an Agreement of Sale No. 1 dated as of April 1, 1977 (the "Pennington Agreement No. 1"). It is expected that the Company will make all payments of principal of, and interest and premium on, the Pennington Series A Bonds directly to the County Trustee (or that in lieu thereof the Company or Pennington will deposit with the County Trustee Pennington Series A Bonds for cancellation). All such payments shall automatically constitute corresponding payments on the Bonds of Series S in accordance with the provisions of the Pennington Agreement No. 1. The holder of this Bond by acceptance hereof agrees that whenever any payment or prepayment on account of the principal of this Bond is made or occurs under any provision of the Indenture, the Pennington Agreement No. 1 or the Pennington Pollution Control Indenture, the holder hereof shall promptly note on the Schedule of Payments of Principal, the Schedule of Prepayments of Principal or the Schedule of Credits of Prepayments of Principal the date and amount of each such payment or pre-payment of principal, and shall promptly notify the Trustee of the amount of each such payment and that the notation of payment has been duly made, and further agrees to surrender this Bond to the Trustee for cancellation when all principal of, premium, if any, and interest on this Bond shall have been duly paid. The holder of this Bond further agrees that if payment of the Pennington Series A Bonds is deemed to have been made pursuant to the provisions of the Pennington Pollution Control Indenture, payment of this Bond shall be deemed to have been made.

    Unless payment then is or has been made pursuant to the foregoing paragraph, the principal of and premium, if any, and interest on this Bond will be paid in lawful money of the United States of America and will be payable at the principal corporate trust office of the County Trustee to the County Trustee for the account of Pennington in immediately available funds at said office of the County Trustee, in each case on or prior to the due date for such payment. The holder of this Bond by acceptance hereof agrees that any such payment of principal, premium or interest on this Bond shall be credited as and used to make a corresponding payment of principal, premium or interest on the Pennington Series A Bonds.

    This Bond is not prepayable prior to April 1, 1987, except that if at any time (1) the Company shall elect to prepay installments payable under the Pennington Agreement No. 1 and to cause the Pennington Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Pennington Agreement No. 1 or (2) the Company shall be obligated to prepay installments payable under the Pennington Agreement No. 1 and to cause the Pennington Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Pennington Agreement No. 1, in any such event this Bond shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 1 the Bond shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Pennington Agreement No. 1 determined as set forth in said Sections
9.1 and 9.2. The principal amount of Bonds of Series S to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 1 shall be the same as the principal amount of Pennington Series A Bonds to be redeemed as the result of the occurrence of such event.

    This Bond shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Pennington Agreement No. 1 of like principal amount and to cause Pennington Series A Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Pennington Pollution Control Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:



If prepayment date is during
    twelve-month period                                    Prepayment
     beginning April 1                                        Price
- ----------------------------                               ----------

           1987.............................................. 103    %
           1988.............................................. 102 1/2
           1989.............................................. 102
           1990.............................................. 101 1/2
           1991.............................................. 101
           1992.............................................. 100 1/2
           1993 and thereafter ...............................100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Pennington Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series A Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of this Bond shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of this Bond due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Pennington Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series A Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of this Bond in the same principal amount shall be credited against the installment due on this Bond in the same year as such sinking fund obligation.

    In each case where this Bond is to be prepaid in whole or in part as contemplated herein notice of not less than thirty (30) nor more than sixty
(60) days shall be given by first class mail postage prepaid to the holder of record of this Bond unless such notice has been waived in writing by the County Trustee.


    If an event of default as defined in the Indenture shall occur, the principal of this Bond may become and be declared due and payable in the manner and with the effect provided in the Indenture. No holder of this Bond shall have any right to institute any suit or proceeding for the foreclosure of the Indenture or for any other remedy thereunder, except to the extent and in the manner set forth in the Indenture.

    This Bond shall be non-transferable except as required to effect (i) a transfer to any successor trustee under the Pennington Pollution control Indenture or (ii) a transfer after an event of default under the Pennington Pollution Control Indenture in the course of the exercise of rights and remedies consequent upon such event of default. Subject to such restrictions, this Bond is transferable by the registered holder hereof in person or by attorney duly authorized in writing, at the office of Manufacturers Hanover Trust Company, New York, New York, on registry books kept for such purpose at such office. No charge will be made by the Company for any such transfer of this Bond. Before any transfer of this Bond by the County Trustee or attorney duly authorized will be recognized or given effect by the Company or the Trustee, the County Trustee shall note hereon the date to which interest has been paid as well as the amounts of all principal payments and prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to payment of interest and principal.

    No recourse shall be had for the payment of the principal of or the interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any agreement supplemental thereto against any subscriber to the capital stock, incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation or any receiver or trustee in bankruptcy, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assess-ment or penalty or stock subscription or otherwise, all such liability, whether at common law or in equity or by statute or constitution or otherwise, being, to the extent permitted by law, by the acceptance and as a part of the consideration for the issuance hereof, expressly waived and released by the registered holder hereof.

    This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee, or its successor as Trustee, under said Indenture.

    IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.


    Dated,
                                         BLACK HILLS POWER AND LIGHT COMPANY,

                                         BY..................................
Attest:                                                            President.

......................................
                            Secretary.

                       (FORM OF TRUSTEE'S CERTIFICATE)

    This is one of the Bonds, of the series designated therein, described in the within mentioned Indenture.

                                         MANUFACTURERS HANOVER TRUST COMPANY,
                                                                 as Trustee,

                                         BY ..................................
                                                           Authorized Officer.

                      SCHEDULE OF PAYMENTS OF PRINCIPAL

 Amount of              Date              Date of            Authorized Official
Installment             Due               Payment                 and Title
- -----------             ----              -------            -------------------



                     SCHEDULE OF PREPAYMENTS OF PRINCIPAL


Principal Amount                                             Authorized Official
    Prepaid                     Date Prepaid                      and Title
- ----------------                ------------                 -------------------


                            SCHEDULE OF CREDITS OF
                          PREPAYMENTS OF PRINCIPAL*



                    Date of Installment
Prepaid Principal        to which                            Authorized Official
Amount Credited          Credited         Date Credited           and Title
- -----------------   -------------------   -------------      -------------------


_________
    *This Schedule to be completed only in the event that a prepayment is credited against an installment maturing prior to the then last maturing unpaid installment. Each prepayment is credited against the then last maturing unpaid installment unless Pennington Series A Bonds redeemed or purchased and delivered to the County Trustee are credited against a sinking fund obligation under the Pennington Pollution Control Indenture, whereupon a corresponding prepayment in the same principal amount shall be credited against the installment due in the same year as such sinking fund obligation and entered in this Schedule.


    (NOTICE: The within Bond may not be transferred until this schedule has been verified by the Trustee.)

    SECTION 2.04. The single Bond of Series S is not prepayable prior to April 1, 1987, except that if, at any time, (1) the Company shall elect to prepay installments payable under the Pennington Agreement No. 1 and to cause the Pennington Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Pennington Agreement No. 1 or (2) the Company shall be obligated to prepay installments payable under the Pennington Agreement No. 1 and to cause the Pennington Series A Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Pennington Agreement No. 1, in any such event the Bonds of Series S shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 1 the Bonds of Series S shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Pennington Agreement No. 1 determined as set forth in said Sections 9.1 and
9.2. The principal amount of Bonds of Series S to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 1 shall be the same as the principal amount of Pennington Series A Bonds to be redeemed as the result of the occurrence of such event.

    The single Bond of Series S shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the company shall have elected to prepay installments under the Pennington Agreement No. 1 of like principal amount and to cause Pennington Series A Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Pennington Pollution Control Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:



     If the prepayment date is
     during the twelve months                            Prepayment
        beginning April 1                                  Price
     -------------------------                           -----------

              1987......................................... 103    %
              1988......................................... 102 1/2
              1989......................................... 102
              1990......................................... 101 1/2
              1991......................................... 101
              1992......................................... 100 1/2
              1993 and thereafter ......................... 100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Pennington Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series A Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of the single Bond of Series S shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of the single Bond of Series S due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Pennington Pollution Control Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series A Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of the single Bond of Series S in the same principal amount shall be credited against the installment due on the single Bond of Series S in the same year as such sinking fund obligation.


    If Bonds of Series S are to be redeemed in whole or in part as provided in this Section 2.04, notice of redemption shall be given by first class mail, postage prepaid, by or on behalf of the Company, not less than thirty (30) nor more than sixty (60) days prior to the date of redemption, to the registered holders of all Bonds so to be redeemed, at their respective addresses appearing upon the books maintained by the Trustee pursuant to Section 2.10 of the Original Indenture. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the registered holder or payee, as the case may be, receives the notice. In case of any redemption of Bonds of such Series by the Trustee pursuant to the provisions of the Indenture or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee. Notwithstanding any provision of Article Ten of the Original Indenture, no publication of notice of redemption of any Bonds of Series S shall be required by the Indenture.


    Except as provided in the immediately preceding paragraph, the provisions of Article Ten of the Original Indenture shall in all respects apply to any redemption to which this Section 2.04 applies. Nothing in this Section 2.04 contained shall affect the manner of giving notice of the redemption of Bonds of the Company of any series other than Bonds of Series S.

    Notwithstanding the provisions of the Original Indenture (including particularly Section 8.08 (b) thereof), the single Bond of Series S is subject to redemption prior to maturity only upon the events and as set forth in this
Section 2.04.

                                ARTICLE THREE

                           BONDS OF SERIES T, 6 5/8%


    SECTION 3.01. There is hereby created a series of Bonds, known as and entitled "First Mortgage Bonds Series T, 6 5/8%", due April 1, 2007 and the form thereof shall be as provided in this Supplemental Indenture.

    SECTION 3.02. The Bonds of Series T shall be evidenced by a single registered bond in the principal amount and denomination of One Million Dollars ($1,000,000) finally due April 1, 2007 but payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ---------
      1993............ $80,000.00           2001..............  $80,000.00
      1994............  80,000.00           2002..............   80,000.00
      1995............  80,000.00           2003..............   40,000.00
      1996............  80,000.00           2004..............   40,000.00
      1997............  80,000.00           2005..............   40,000.00
      1998............  80,000.00           2006..............   40,000.00
      1999............  80,000.00           2007..............   40,000.00
      2000............  80,000.00


The Bonds of Series T shall bear interest on the unpaid principal balance at the rate of 6 5/8% per annum payable semi-annually on October 1 and April 1 commencing October 1, 1977 until due and payable and shall bear interest at the rate of 6% per annum on any overdue principal and on any overdue installment of interest (to the extent that payment of such interest is enforceable under applicable law). April 1, 1977 shall be the date of commencement of the first interest period for such Bonds. All such bonds shall be dated as provided in Section 2.05 of the Original Indenture.

    The single Bond of Series T shall be lettered T and numbered 1 and shall, upon issuance, be delivered by the Company to and registered in the name of the County Trustee and shall be transferable only as required to effect an assignment thereof to a successor County Trustee. Bonds issued upon transfer shall be lettered T and numbered from 2 upwards and issued in the same $1,000,000 denomination but all payments of principal theretofore made on the Bonds of Series T shall be duly noted thereon by the Trustee.

    It is expected that the Company pursuant to the Lawrence Agreement No.
2 will furnish directly to the County Trustee at its principal corporate trust office all funds required for any and all payments of principal of, and interest and premium on, the Lawrence Series B Bonds (or that in lieu of any such payment the Company or Lawrence will deposit with the County Trustee Lawrence Series B Bonds for cancellation) and that corresponding payments of interest and of installments of principal (including premiums if appropriate) on the Bonds of Series T will automatically be effected in accordance with the provisions of the Lawrence Agreement No. 2. Whenever payment or provision therefor has been made in respect of the principal, premium, if any, or interest on all or any portion of the Lawrence Series B Bonds in accordance with the Lawrence Revenue Bond Indenture, the corresponding principal installment, premium, if any, or interest on the Bonds of Series T shall be deemed paid to the extent such payment or provision therefor has been made. Unless payment then is or has been made as above provided, payment of the principal of, and premium, if any, and interest on the single Bond of Series T shall be made to the County Trustee for the account of Lawrence in funds immediately available at said office of the County Trustee, in each case on or prior to the due date for such payment. The Trustee may at any and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of Series T, so far as such payments at the time have become due, has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the County Trustee signed by one of its officers stating
(i) that timely payment of principal of, or premium or interest on, Bonds of Series T has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the County Trustee pursuant to the Lawrence

Agreement No. 2 after giving effect to any available moneys in the Bond Fund provided by the Lawrence Revenue Bond Indenture and (iii) the amount of the arrearage.

    The County Trustee, by acceptance of the single Bond of Series T, shall agree to make prompt notation thereon of all payments and prepayments on account of principal thereof made or occurring under any provisions of the Lawrence Agreement No. 2 or of this Supplemental Indenture, and to surrender said Bond to the Trustee upon final payment thereof. If and to the extent payment of the Lawrence Series B Bonds is deemed to have been made pursuant to the terms of the Lawrence Revenue Bond Indenture, payment of the Bonds of Series T shall be deemed to have been made to the same extent.

    The Trustee is hereby appointed Registrar in respect of the Bonds of Series T, and the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, is hereby designated as the office or agency of the Company in said Borough where notices or demands in respect of Bonds of Series T may be served.

    SECTION 3.03. The text of the Bonds of Series T, and the certificate of authentication of the Trustee to be executed thereon, are to be substantially in the following forms, respectively.


 No. T..........                                                    $1,000,000

                     BLACK HILLS POWER AND LIGHT COMPANY

            FIRST MORTGAGE BOND SERIES T, 6 5/8%, DUE APRIL 1, 2007


    BLACK HILLS POWER AND LIGHT COMPANY (hereinafter called the
"Company"), a corporation organized and existing under the laws of the State of South Dakota, for value received, hereby promises to pay to NORTHWESTERN NATIONAL BANK OF MINNEAPOLIS as trustee or its successor in trust (the "County Trustee"), under an Indenture of Trust No. 2 dated as of April 1, 1977 (the "Lawrence Revenue Bond Indenture") between Lawrence County, South Dakota and said County Trustee, ONE MILLION DOLLARS, ($1,000,000) payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ---------
      1993............ $80,000.00           2001..............  $80,000.00
      1994............  80,000.00           2002..............   80,000.00
      1995............  80,000.00           2003..............   40,000.00
      1996............  80,000.00           2004..............   40,000.00
      1997............  80,000.00           2005..............   40,000.00
      1998............  80,000.00           2006..............   40,000.00
      1999............  80,000.00           2007..............   40,000.00
      2000............  80,000.00

together with interest thereon from April 1, 1977 on the unpaid principal amount of this Bond at the rate of 6 5/8% per annum until due and payable, such interest to be paid semi-annually in arrears on October 1 and April 1 in each year. Overdue principal and overdue installments of interest shall bear interest at the rate of 6% per annum (to the extent that payment of such interest is enforceable under applicable law).

    This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1941 as supplemented and amended by Supplemental Indentures dated as of July 15, 1945, January 15, 1948, January 15, 1949, March 1, 1950, March 1, 1952, July 1,
1956, May 1, 1957, May 1, 1959, April 1, 1960, August 1, 1960, June 1, 1961,
October l, 1962, May l, 1963, June 1, 1969, June 15, 1974, August 1, 1974,
July 15, 1975, May 1, 1976 and February 15, 1977 and subordination agreements dated December 29, 1950 and September 19, 1955 (hereinafter collectively called the "Indenture"), executed by the Company to Manufacturers Hanover Trust Company (herein called the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the holders of said Bonds and the coupons appurtenant to coupon Bonds and of the Trustee and of the Company in respect of such security, and the terms and conditions upon which said Bonds are and are to be issued and secured.

    To the extent permitted by the Indenture and as provided therein, with the consent of the Company and upon the written consent or affirmative vote of at least sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent, and of not less than sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent of each series affected thereby in case one or more but less than all of the series of Bonds issued under the Indenture are so affected, the rights and obligations of the Company and of the holders of Bonds and coupons appurtenant to coupon Bonds, and the terms and provisions of the Indenture and of any instrument supplemental thereto may be modified from time to time, provided that no such modification or alteration shall be made which would postpone the date fixed herein or in the coupons or in the Indenture for the payment of the principal of, or any installment of interest on, the Bonds, or reduce the principal of, or the rate of interest payable on, the Bonds, or reduce the percentage of the principal amount of Bonds the consent of which is required for the authorization of any such modification or alteration, or which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.


    As provided in said Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series of Bonds entitled "First Mortgage Bonds Series T".

    Lawrence County, South Dakota (the "County") is issuing and selling, or has issued and sold, its Industrial Development Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series B (hereinafter called the "Lawrence Series B Bonds") under and pursuant to the Lawrence Revenue Bond Indenture. This Bond of Series T is issued as a means of securing payment of the purchase price of the Company's purchase from the County of certain facilities pursuant to an Agreement of Sale No. 2 dated as of April 1, 1977 (the "Lawrence Agreement No. 2"). It is expected that the Company will make all payments of principal of, and interest and premium on, the Lawrence Series B Bonds directly to the County Trustee (or that in lieu thereof the Company or Lawrence will deposit with the County Trustee Lawrence Series B Bonds for cancellation). All such payments shall automatically constitute corresponding payments on the Bonds of Series T in accordance with the provisions of the Lawrence Agreement No. 2. The holder of this Bond by acceptance hereof agrees that whenever any payment or prepayment on account of the principal of this Bond is made or occurs under any provision of the Indenture, the Lawrence Agreement No. 2 or the Lawrence Revenue Bond Indenture, the holder hereof shall promptly note on the Schedule of Payments of Principal, the Schedule of Prepayments of Principal or the Schedule of Credits of Prepayments of Principal the date and amount of each such payment or prepayment of principal, and shall promptly notify the Trustee of the amount of each such payment and that the notation of payment has been duly made, and further agrees to surrender this Bond to the Trustee for cancellation when all principal of, premium, if any, and interest on this Bond shall have been duly paid. The holder of this Bond further agrees that if payment of the Lawrence Series B Bonds is deemed to have been made pursuant to the provisions of the Lawrence Revenue Bond Indenture, payment of this Bond shall be deemed to have been made.

    Unless payment then is or has been made pursuant to the foregoing paragraph, the principal of and premium, if any, and interest on this Bond will be paid in lawful money of the United States of America and will be payable at the principal corporate trust office of the County Trustee to the County Trustee for the account of Lawrence in immediately available funds at said office of the County Trustee, in each case on or prior to the due date for such payment. The holder of this Bond by acceptance hereof agrees that any such payment of principal, premium or interest on this Bond shall be credited as and used to make a corresponding payment of principal, premium or interest on the Lawrence Series B Bonds.

    This Bond is not prepayable prior to April 1, 1987, except that if at any time (1) the Company shall elect to prepay installments payable under the Lawrence Agreement No. 2 and to cause the Lawrence Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Lawrence Agreement No. 2 or (2) the Company shall be obligated to prepay installments payable under the Lawrence Agreement No. 2 and to cause the Lawrence Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Lawrence Agreement No. 2, in any such event this Bond shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 2 the Bond shall be prepaid in whole or in part) at of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Lawrence Agreement No. 2 determined as set forth in said Sections 9.1 and 9.2. The principal amount of Bonds of Series T to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 2 shall be the same as the principal amount of Lawrence Series B Bonds to be redeemed as the result of the occurrence of such event.

 This Bond shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Lawrence Agreement No. 2 of like principal amount and to cause Lawrence Series B Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Lawrence Revenue Bond Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:

If prepayment date is during
twelve-month period beginning                   Prepayment
          April 1                                 Price
- -----------------------------                   ----------
 1987.............................................. 103    %
 1988.............................................. 102 1/2
 1989.............................................. 102
 1990.............................................. 101 1/2
 1991.............................................. 101
 1992.............................................. 100 1/2
 1993 and thereafter ...............................100


 Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Lawrence Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series B Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of this Bond shall be in inverse order of the maturities of the several install-ment payments, e.g., all the portion of this Bond due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Lawrence Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series B Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of this Bond in the same principal amount shall be credited against the installment due on this Bond in the same year as such sinking fund obligation.

    In each ease where this Bond is to be prepaid in whole or in part as contemplated herein notice of not less than thirty (30) nor more than sixty
(60) days shall be given by first class mail postage prepaid to the holder of record of this Bond unless such notice has been waived in writing by the County Trustee.

    If an event of default as defined in the Indenture shall occur, the principal of this Bond may become and be declared due and payable in the manner and with the effect provided in the Indenture. No holder of this Bond shall have any right to institute any suit or proceeding for the foreclosure of the Indenture or for any other remedy thereunder, except to the extent and in the manner set forth in the Indenture.


    This Bond shall be non-transferable except as required to effect (i) a transfer to any successor trustee under the Lawrence Revenue Bond Indenture or (ii) a transfer after an event of default under the Lawrence Revenue Bond Indenture in the course of the exercise of rights and remedies consequent upon such event of default. Subject to such restrictions, this Bond is transferable by the registered holder hereof in person or by attorney duly authorized in writing, at the office of Manufacturers Hanover Trust Company, New York, New York, on registry books kept for such purpose at such office. No charge will be made by the Company for any such transfer of this Bond. Before any transfer of this Bond by the County Trustee or attorney duly authorized will be recognized or given effect by the Company or the Trustee, the County Trustee shall note hereon the date to which interest has been paid as well as the amounts of all principal payments and prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to payment of interest and principal.

    No recourse shall be had for the payment of the principal of or the interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any agreement supplemental thereto against any subscriber to the capital stock, incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation or any receiver or trustee in bankruptcy, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assessment or penalty or stock subscription or otherwise, all such liability, whether at common law or in equity or by statute or constitution or otherwise, being, to the extent permitted by law, by the acceptance and as a part of the consideration for the issuance hereof, waived and released by the registered holder hereof.

    This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee, or its successor as Trustee, under said Indenture.

    IS WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

    Dated,
                                         BLACK HILLS POWER AND LIGHT COMPANY,

                                         BY..................................
Attest:                                                            President.

......................................
                            Secretary.

                       (FORM OF TRUSTEE'S CERTIFICATE)

    This is one of the Bonds, of the series designated therein, described in the within mentioned Indenture.

                                         MANUFACTURERS HANOVER TRUST COMPANY,
                                                                 as Trustee,

                                         BY ..................................
                                                           Authorized Officer.

                      SCHEDULE OF PAYMENTS OF PRINCIPAL

 Amount of              Date              Date of          Authorized Official
Installment             Due               Payment               and Title
- -----------             ----              -------          -------------------



                     SCHEDULE OF PREPAYMENTS OF PRINCIPAL


Principal Amount                                             Authorized Official
    Prepaid                     Date Prepaid                      and Title
- ----------------                ------------                 ------------------


                            SCHEDULE OF CREDITS OF
                          PREPAYMENTS OF PRINCIPAL*



                    Date of Installment
Prepaid Principal        to which                            Authorized Official
Amount Credited          Credited         Date Credited           and Title
- -----------------   -------------------   -------------      -------------------

________
    *This Schedule to be completed only in the event that a prepayment is credited against an installment maturing prior to the then last maturing unpaid installment. Each prepayment is credited against the then last maturing unpaid installment unless Lawrence Series B Bonds redeemed or purchased and delivered to the County Trustee are credited against a sinking fund obligation under the Lawrence Revenue Bond Indenture, whereupon a corresponding prepayment in the same principal amount shall be credited against the installment due in the same year as such sinking fund obligation and entered in this Schedule.


    (NOTICE: The within Bond may not be transferred until this schedule has been verified by the Trustee.)

    SECTION 3.04. The single Bond of Series T is not prepayable prior to April 1, 1987, except that if, at any time, (1) the Company shall elect to prepay installments payable under the Lawrence Agreement No. 2 and to cause the Lawrence Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Lawrence Agreement No. 2 or (2) the Company shall be obligated to prepay installments payable under the Lawrence Agreement No. 2 and to cause the Lawrence Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Lawrence Agreement No. 2, in any such event the Bonds of Series T shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 2 the Bonds of Series T shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Lawrence Agreement No. 2 determined as set forth in said Sections 9.1 and 9.2. The principal amount of Bonds of Series T to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Lawrence Agreement No. 2 shall be the same as the principal amount of Lawrence Series B Bonds to be redeemed as the result of the occurrence of such event.


    The single Bond of Series T shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Lawrence Agreement No. 2 of like principal amount and to cause Lawrence Series B Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Lawrence Revenue Bond Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:



     If the prepayment date is
     during the twelve months                            Prepayment
        beginning April 1                                  Price
     -------------------------                           ----------

              1987......................................... 103    %
              1988......................................... 102 1/2
              1989......................................... 102
              1990......................................... 101 1/2
              1991......................................... 101
              1992......................................... 100 1/2
              1993 and thereafter ......................... 100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Lawrence Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series B Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of the single Bond of Series T shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of the single Bond of Series T due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Lawrence Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Lawrence Series B Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of the single Bond of Series T in the same principal amount shall be credited against the installment due on the single Bond of Series T in the same year as such sinking fund obligation.


    If Bonds of Series T are to be redeemed in whole or in part as provided in this Section 3.04, notice of redemption shall be given by first class mail, postage prepaid, by or on behalf of the Company, not less than thirty (30) nor more than sixty (60) days prior to the date of redemption, to the registered holders of all Bonds so to be redeemed, at their respective addresses appearing upon the books maintained by the Trustee pursuant to Section 2.10 of the Original Indenture. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the registered holder or payee, as the case may be, receives the notice. In case of any redemption of Bonds of such Series by the Trustee pursuant to the provisions of the Indenture or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee. Notwithstanding any provision of Article Ten of the Original Indenture, no publication of notice of redemption of any Bond of Series T shall be required by the Indenture.


    Except as provided in the immediately preceding paragraph, the provisions of Article Ten of the Original Indenture shall in all respects apply to any redemption to which this Section 3.04 applies. Nothing in this Section 3.04 contained shall affect the manner of giving notice of the redemption of Bonds of the Company of any series other than Bonds of Series T.

    Notwithstanding the provisions of the Original Indenture (including particularly Section 8.08(b) thereof), the single Bond of Series T is subject to redemption prior to maturity only upon the events and as set forth in this
Section 3.04.

                                 ARTICLE FOUR

                          BONDS OF SERIES U, 6 5/8%


    SECTION; 4.01. There is hereby created a series of Bonds, known as and entitled ``First Mortgage Bonds Series U, 6 5/8%'', due April 1, 2007 and the form thereof shall be as provided in this Supplemental Indenture.


    SECTION 4.02. The Bonds of Series U shall be evidenced by a single registered bond in the principal amount and denomination of One Million Dollars ($1,000,000) finally due April 1, 2007 but payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ---------
      1993............ $80,000.00           2001..............  $80,000.00
      1994............  80,000.00           2002..............   80,000.00
      1995............  80,000.00           2003..............   40,000.00
      1996............  80,000.00           2004..............   40,000.00
      1997............  80,000.00           2005..............   40,000.00
      1998............  80,000.00           2006..............   40,000.00
      1999............  80,000.00           2007..............   40,000.00
      2000............  80,000.00

The Bonds of Series U shall bear interest on the unpaid principal balance at the rate of 6 5/8% per annum payable semi-annually on October 1 and April 1 commencing October 1, 1977 until due and payable and shall bear interest at the rate of 6% per annum on any overdue principal and on any overdue installment of interest (to the extent that payment of such interest is enforceable under applicable law). April 1, 1977 shall be the date of commencement of the first interest period for such Bonds. All such bonds shall be dated as provided in Section 2.05 of the Original Indenture.

    The single Bond of Series U shall be lettered U and numbered 1 and shall, upon issuance, be delivered by the Company to and registered in the name of the County Trustee and shall be transferable only as required to effect an assignment thereof to a successor County Trustee. Bonds issued upon transfer shall be lettered U and numbered from 2 upwards and issued in the same $1,000,000 denomination but all payments of principal theretofore made on the Bonds of Series U shall be duly noted thereon by the Trustee.

    It is expected that the Company pursuant to the Pennington Agreement
No. 2 will furnish directly to the County Trustee at its principal corporate trust office all funds required for any and all payments of principal of, and interest and premium on, the Pennington Series B Bonds (or that in lieu of any such payment the Company or Pennington will deposit with the County Trustee Pennington Series B Bonds for cancellation) and that corresponding payments of interest and of installments of principal (including premiums if appropriate) on the Bonds of Series U will automatically be effected in accordance with the provisions of the Pennington Agreement No. 2. Whenever payment or provision therefor has been made in respect of the principal, premium, if any, or interest on all or any portion of the Pennington Series B Bonds in accordance with the Pennington Revenue Bond Indenture, the corresponding principal installment, premium, if any, or interest on the Bonds of Series U shall be deemed paid to the extent such payment or provision therefor has been made. Unless payment then is or has been made as above provided, payment of the principal of, and premium, if any, and interest on the single Bond of Series U shall be made to the County Trustee for the account of Pennington in funds immediately available at said office of the County Trustee, in each case on or prior to the due date for such payment. The Trustee may at any and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of Series U, so far as such payments at the time have become due, has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the County Trustee signed by one of its officers stating
(i) that timely payment of principal of, or premium or interest on, Bonds of Series U has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the County

Trustee pursuant to the Pennington Agreement No. 2 after giving effect to any available moneys in the Bond Fund provided by the Pennington Revenue Bond Indenture and (iii) the amount of the arrearage.

    The County Trustee, by acceptance of the single Bond of Series U, shall agree to make prompt notation thereon of all payments and prepayments on account of principal thereof made or occurring under any provisions of the Pennington Agreement No. 2 or of this Supplemental Indenture, and to surrender said Bond to the Trustee upon final payment thereof. If and to the extent payment of the Pennington Series B Bonds is deemed to have been made pursuant to the terms of the Pennington Revenue Bond Indenture, payment of the Bonds of Series U shall be deemed to have been made to the same extent.

    The Trustee is hereby appointed Registrar in respect of the Bonds of Series U, and the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, is hereby designated as the office or agency of the Company in said Borough where notices or demands in respect of Bonds of Series U may be served.

    SECTION 4.03. The text of the Bonds of Series U, and the certificate of authentication of the Trustee to be executed thereon, are to be substantially in the following forms, respectively.

 No. U.........                                                      $1,000,000

                     BLACK HILLS POWER AND LIGHT COMPANY

           FIRST MORTGAGE BOND SERIES U, 6 5/8%, DUE  APRIL 1, 2007

    BLACK HILLS POWER AND LIGHT COMPANY (hereinafter called the
"Company"), a corporation organized and existing under the laws of the State of South Dakota, for value received, hereby promises to pay to NORTHWESTERN NATIONAL BANK OF MINNEAPOLIS as trustee or its successor in trust (the "County Trustee"), under an Indenture of Trust No. 2 dated as of April 1, 1977 (the "Pennington Revenue Bond Indenture") between Pennington County, South Dakota and said County Trustee, ONE MILLION DOLLARS, ($1,000,000) payable in installments as follows:


     April 1            Principal         April 1              Principal
   Of the Year           Amount         Of the Year              Amount
   -----------          ---------       -----------            ---------
      1993............ $80,000.00           2001..............  $80,000.00
      1994............  80,000.00           2002..............   80,000.00
      1995............  80,000.00           2003..............   40,000.00
      1996............  80,000.00           2004..............   40,000.00
      1997............  80,000.00           2005..............   40,000.00
      1998............  80,000.00           2006..............   40,000.00
      1999............  80,000.00           2007..............   40,000.00
      2000............  80,000.00

together with interest thereon from April 1, 1977 on the unpaid principal amount of this Bond at the rate of 6 5/8% per annum until due and payable, such interest to be paid semi-annually in arrears on October 1 and April 1 in each year. Overdue principal and overdue installments of interest shall bear interest at the rate of 6% per annum (to the extent that payment of such interest is enforceable under applicable law).


    This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1941 as supplemented and amended by Supplemental Indentures dated as of July 15, 1945, January 15, 1948, January 15, 1949, March 1, 1950, March 1, 1952, July 1,
1956, May 1, 1957, May 1, 1959, April 1, 1960, August 1, 1960, June 1, 1961,
October 1, 1962, May 1, 1963, June 1, 1969, June 15, 1974, August 1, 1974,
July 15, 1975, May 1, 1976 and February 15, 1977 and subordination agreements dated December 29, 1950 and September 19, 1955 (hereinafter collectively called the "Indenture"), executed by the Company to Manufacturers Hanover Trust
Company (herein called the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the holders of said Bonds and the coupons appurtenant to coupon Bonds and of the Trustee and of the Company in respect of such security, and the terms and conditions upon which said Bonds are and are to be issued and secured.

    To the extent permitted by the Indenture and as provided therein, with the consent of the Company and upon the written consent or affirmative vote of at least sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent, and of not less than sixty-six and two-thirds per cent. in principal amount of the Bonds then outstanding and entitled to consent of each series affected thereby in case one or more but less than all of the series of Bonds issued under the Indenture are so affected, the rights and obligations of the Company and of the holders of Bonds and coupons appurtenant to coupon Bonds, and the terms and provisions of the Indenture and of any instrument supplemental thereto may be modified from time to time, provided that no such modification or alteration shall be made which would postpone the date fixed herein or in the coupons or in the Indenture for the payment of the principal of, or any installment of interest on, the Bonds, or reduce the principal of, or the rate of interest payable on, the Bonds, or reduce the percentage of the principal amount of Bonds the consent of which is required for the authorization of any such modification or alteration, or which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

    As provided in said Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series of Bonds entitled "First Mortgage Bonds Series U".

    Pennington County, South Dakota (the "County") is issuing and selling, or has issued and sold, its Industrial Development Revenue Bonds (Black Hills Power and Light Company Project) Collateralized 1977 Series B (hereinafter called the "Pennington Series B Bonds") under and pursuant to the Pennington Revenue Bond Indenture. This Bond of Series U is issued as a means of securing payment of the purchase price of the Company's purchase from the County of certain facilities pursuant to an Agreement of Sale No. 2 dated as of April 1, 1977 (the "Pennington Agreement No. 2"). It is expected that the Company will make all payments of principal of, and interest and premium on, the Pennington Series B Bonds directly to the County Trustee (or that in lieu thereof the Company or Pennington will deposit with the County Trustee Pennington Series B Bonds for cancellation). All such payments shall automatically constitute corresponding payments on the Bonds of Series U in accordance with the provisions of the Pennington Agreement No. 2. The holder of this Bond by acceptance hereof agrees that whenever any payment or prepayment on account of the principal of this Bond is made or occurs under any provision of the Indenture, the Pennington Agreement No. 2 or the Pennington Revenue Bond Indenture, the holder hereof shall promptly note on the Schedule of Payments of Principal, the Schedule of Prepayments of Principal or the Schedule of Credits of Prepayments of Principal the date and amount of each such payment or prepayment of principal, and shall promptly notify the Trustee of the amount of each such payment and that the notation of payment has been duly made, and further agrees to surrender this Bond to the Trustee for cancellation when all principal of, premium, if any, and interest on this Bond shall have been duly paid. The holder of this Bond further agrees that if payment of the Pennington Series B Bonds is deemed to have been made pursuant to the provisions of the Pennington Revenue Bond Indenture, payment of this Bond shall be deemed to have been made.

    Unless payment then is or has been made pursuant to the foregoing paragraph, the principal of and premium, if any, and interest on this Bond will be paid in lawful money of the United States of America and will be payable at the principal corporate trust office of the County Trustee to the County Trustee for the account of Pennington in immediately available funds at said office of the County Trustee, in each case on or prior to the due date for such payment. The holder of this Bond by acceptance hereof agrees that any such payment of principal, premium or interest on this Bond shall be credited as and used to make a corresponding payment of principal, premium or interest on the Pennington Series B Bonds.

    This Bond is not prepayable prior to April 1, 1987, except that if at any time (1) the Company shall elect to prepay installments payable under the Pennington Agreement No. 2 and to cause the Pennington Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Pennington Agreement No. 2 or (2) the Company shall he obligated to prepay installments payable under the Pennington Agreement No. 2 and to cause the Pennington Series B Bonds to be redeemed upon the occurrence of an event specified in Sec-tion 9.2 of the Pennington Agreement No. 2, in any such event this Bond shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 2 the Bond shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Pennington Agreement No. 2 determined as set forth in said Sections 9.1 and
9.2. The principal amount of Bonds of Series U to be prepaid at any time upon the occurrence of the event specified in paragraph (c) of Section 9.2 of the Pennington Agreement No. 2 shall be the same as the principal amount of Pennington Series B Bonds to be redeemed as the result of the occurrence of such event.

    This Bond shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Pennington Agreement No. 2 of like principal amount and to cause Pennington Series B Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Pennington Revenue Bond Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:


If prepayment date is during
twelve-month-period beginning                              Prepayment
          April 1                                            Price
- -----------------------------                              ----------
           1987.............................................. 103    %
           1988.............................................. 102 1/2
           1989.............................................. 102
           1990.............................................. 101 1/2
           1991.............................................. 101
           1992.............................................. 100 1/2
           1993 and thereafter ...............................100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Pennington Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series B Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of this Bond shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of this Bond due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Pennington Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series B Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of this Bond in the same principal amount shall be credited against the installment due on this Bond in the same year as such sinking fund obligation.

    In each case where this Bond is to be prepaid in whole or in part as contemplated herein notice of not less than thirty (30) nor more than sixty
(60) days shall be given by first class mail postage prepaid to the holder of record of this Bond unless such notice has been waived in writing by the County Trustee.

    If an event of default as defined in the Indenture shall occur, the principal of this Bond may become and be declared due and payable in the manner and with the effect provided in the Indenture. No holder of this Bond shall have any right to institute any suit or proceeding for the foreclosure of the Indenture or for any other remedy thereunder, except to the extent and in the manner set forth in the Indenture.

    This Bond shall be non-transferable except as required to effect (i) a transfer to any successor trustee under the Pennington Revenue Bond Indenture or (ii) a transfer after an event of default under the Pennington Revenue Bond Indenture in the course of the exercise of rights and remedies consequent upon such event of default. Subject to such restrictions, this Bond is transferable by the registered holder hereof in person or by attorney duly authorized in writing, at the office of Manufacturers Hanover Trust Company, New York, New York, on registry books kept for such purpose at such office. No charge will be made by the Company for any such transfer of this Bond. Before any transfer of this Bond by the County Trustee or attorney duly authorized will be recognized or given effect by the Company or the Trustee, the County Trustee shall note hereon the date to which interest has been paid as well as the amounts of all principal payments and prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to payment of interest and principal.

    No recourse shall be had for the payment of the principal of or the interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any agreement supplemental thereto against any subscriber to the capital stock, incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation or any receiver or trustee in bankruptcy, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assessment or penalty or stock subscription or otherwise, all such liability, whether at common law or in equity or by statute or constitution or otherwise, being, to the extent permitted by law, by the acceptance and as a part of the consideration for the issuance hereof, expressly waived and released by the registered holder hereof.

    This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee, or its successor as Trustee, under said Indenture.


    IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

    Dated,
                                         BLACK HILLS POWER AND LIGHT COMPANY,

                                         By..................................
Attest:                                                            President.

......................................
                            Secretary.

                       (FORM OF TRUSTEE'S CERTIFICATE)

    This is one of the Bonds, of the series designated therein, described in the within mentioned Indenture.


                                         MANUFACTURERS HANOVER TRUST COMPANY,
                                                                 as Trustee,

                                         By ..................................
                                                           Authorized Officer.



                      SCHEDULE OF PAYMENTS OF PRINCIPAL

 Amount of              Date              Date of          Authorized Official
Installment             Due               Payment               and Title
- -----------             ----              -------          -------------------



                     SCHEDULE OF PREPAYMENTS OF PRINCIPAL


Principal Amount                                           Authorized Official
    Prepaid                     Date Prepaid                    and Title
- ----------------                ------------               ------------------

               SCHEDULE OF CREDITS OF PREPAYMENTS OF PRINCIPAL*



                    Date of Installment
Prepaid Principal        to which                            Authorized Official
Amount Credited          Credited         Date Credited           and Title
- -----------------   -------------------   -------------      -------------------

________
*This Schedule to be completed only in the event that a prepayment is credited against an installment maturing prior to the then last maturing unpaid installment. Each prepayment is credited against the then last maturing unpaid installment unless Pennington Series B Bonds redeemed or purchased and delivered to the County Trustee are credited against a sinking fund obligation under the Pennington Revenue Bond Indenture, whereupon a corresponding prepayment in the same principal amount shall be credited against the installment due in the same year as such sinking fund obligation and entered in this Schedule.

    (Notice: The within Bond may not be transferred until this schedule has been verified by the Trustee.)

    SECTION 4.04. The single Bond of Series U is not prepayable prior to April 1, 1987, except that if, at any time, (1) the Company shall elect to prepay installments payable under the Pennington Agreement No. 2 and to cause the Pennington Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.1 of the Pennington Agreement No. 2 or (2) the Company shall be obligated to prepay installments payable under the Pennington
Agreement No. 2 and to cause the Pennington Series B Bonds to be redeemed upon the occurrence of an event specified in Section 9.2 of the Pennington
Agreement No. 2, in any such event the Bonds of Series U shall be prepaid by the Company in whole, but not in part (except that upon the occurrence of an event specified in paragraph (c) of Section 9.2 of the Pennington Agreement
No. 2 the Bonds of Series U shall be prepaid in whole or in part) at 100% of the unpaid principal amount thereof plus accrued interest to the prepayment date, which date shall be the same date as the prepayment date under the Pennington Agreement No. 2 determined as set forth in said Sections 9.1 and 9.2. The principal amount of Bonds of Series U to be prepaid at any time upon the occurrence of the event specified in para-graph (c) of Section 9.2 of the Pennington Agreement No. 2 shall be the same as the principal amount of Pennington Series B Bonds to be redeemed as the result of the occurrence of such event.

    The single Bond of Series U shall be prepaid by the Company on or after April 1, 1987, in whole at any time or in part on any interest payment date, if but only if the Company shall have elected to prepay installments under the Pennington Agreement No. 2 of like principal amount and to cause Pennington Series B Bonds of like principal amount to be redeemed on the prepayment date in accordance with the second paragraph of Section 3.01 of the Pennington Revenue Bond Indenture. Such prepayment shall be at the prepayment price determined in accordance with the following table plus accrued interest to the prepayment date:


     If the prepayment date is
     during the twelve months                            Prepayment
        beginning April 1                                  Price
     -------------------------                           ----------

              1987......................................... 103    %
              1988......................................... 102 1/2
              1989......................................... 102
              1990......................................... 101 1/2
              1991......................................... 101
              1992......................................... 100 1/2
              1993 and thereafter ......................... 100

    Except to the extent that the Company shall at any time elect, pursuant to the provisions of the Pennington Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series B Bonds redeemed or purchased and delivered to the County Trustee, any prepayment of only a part of the single Bond of Series U shall be in inverse order of the maturities of the several installment payments, e.g., all the portion of the single Bond of Series U due on April 1, 2007, must be prepaid before any installment having an earlier maturity date. In the event that the Company at any time elects, pursuant to the provisions of the Pennington Revenue Bond Indenture, to apply as a credit in respect of a sinking fund obligation thereunder an amount of Pennington Series B Bonds redeemed or purchased and delivered to the County Trustee, the corresponding prepayment of the single Bond of Series U in the same principal amount shall be credited against the installment due on the single Bond of Series U in the same year as such sinking fund obligation.

    If Bonds of Series U are to be redeemed in whole or in part as provided in this Section 4.04, notice of redemption shall be given by first class mail, postage prepaid, by or on behalf of the Company, not less than thirty (30) nor more than sixty (60) days prior to the date of redemption, to the registered holders of all Bonds so to be redeemed, at their respective addresses appearing upon the book maintained by the Trustee pursuant to Section 2.10 of the Original Indenture. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the registered holder or payee, as the case may be, receives the notice. In case of any redemption of Bonds of such Series by the Trustee pursuant to the provisions of the Indenture or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee. Notwithstanding any provision of Article Ten of the Original Indenture, no publication of notice of redemption of any Bond of Series U shall be required by the Indenture.


    Except as provided in the immediately preceding paragraph, the provisions of Article Ten of the Original Indenture shall in all respects apply to any redemption to which this Section 4.04 applies. Nothing in this Section 4.04 contained shall affect the manner of giving notice of the redemption of Bonds of the Company of any series other than Bonds of Series U.

    Notwithstanding the provisions of the Original Indenture (including particularly Section 8.08 (b) thereof), the single Bond of Series U is subject to redemption prior to maturity only upon the events and as set forth in this
Section 4.04.

                                 ARTICLE FIVE

                           MISCELLANEOUS PROVISIONS


    SECTION 5.01. The Company, by the execution hereof, acknowledges that a true copy of this Supplemental Indenture has been delivered to and received by it.

    SECTION 5.02. Except as heretofore supplemented and amended and as amended by this Supplemental Indenture, all the provisions, terms and conditions of the Original Indenture shall continue in full force and effect.

    SECTION 5.03. This Supplemental Indenture may be executed in several counterparts, all or any of which may be treated for all purposes as one original and shall constitute and be one and the same instrument.

    IN WITNESS WHEREOF, BLACK HILLS POWER AND LIGHT COMPANY, party hereto of the first part, has caused this Supplemental Indenture to be executed on its behalf by the Chairman of its Board, its President or one of its Vice Presidents and its corporate seal to be hereto affixed and to be attested by its Secretary or an Assistant Secretary, and MANUFACTURERS HANOVER TRUST COMPANY, party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be hereto affixed and to be attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                          BLACK HILLS POWER AND LIGHT COMPANY,

[CORPORATE SEAL]

                                                   NEIL G. SIMPSON
                                                         Chairman of the Board.
Attest:

GEORGE T. LOCKE
                       Secretary.

Signed, sealed and delivered by
 BLACK HILLS POWER AND LIGHT
 COMPANY in the presence of:
  JAMES H. WILSON
  DAVID E. MORRILL

                                            MANUFACTURERS HANOVER TRUST COMPANY,
[CORPORATE SEAL]

                                                    E. F. COCKINGS
                                                      Assistant Vice President.
Attest:


K. C. KELLY
                     Assistant Secretary.

Signed, sealed and delivered by
 MANUFACTURERS HANOVER TRUST
 COMPANY in the presence of:
   F. J. GRIPPO
   JAMES M. FOLEY

STATE OF NEW YORK   )
                    )   SS.:
COUNTY OF NEW YORK  )

    On this 20th (lay of April, 1977, before me, THERESA CERTO, the undersigned officer, personally appeared NEIL G. SIMPSON, to me personally known, who acknowledged himself to be, and being by me duly sworn, did say that he is Chairman of the Board of BLACK HILLS POWER AND LIGHT COMPANY, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was executed by, and signed in the name of, the corporation, by him, as such Chairman of the Board and sealed in behalf of the corporation by authority of its Board of Directors for the purposes therein contained, and the said NEIL G. SIMPSON acknowledged the same as the free act and deed of said corporation.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    Notary Public
[NOTARIAL SEAL]

                                                    Notary Public
                                                    THERESA CERTO
                                           Notary Public, State of New York
                                                   No. 01CE4624382
                                              Qualified in Queens County
                                           Commission Expires March 30, 1978

My commission expires

STATE OF NEW YORK   )
                    )   SS.:
COUNTY OF NEW YORK  )

    On this 18th day of April, 1977, before me, MARY LEONARDI, the undersigned officer, personally appeared E. F. COCKINGS, to me personally known, who acknowledged himself to be, and being by me duly sworn, did say that he is Assistant Vice President of MANUFACTURERS HANOVER TRUST COMPANY, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was executed by, and signed in the name of, the corporation, by him, as such Assistant Vice President and sealed in behalf of the corporation by authority of its Board of Directors for the purposes therein contained, and the said E. F. COCKINGS acknowledged the same as the free act and deed of said corporation.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 Notary Public
                                                 MARY LEONARDI
[NOTARIAL Seal]

                                                 MARY LEONARDI
                                        Notary Public, State of New York
                                                 No. 40-7495520
                                           Qualified in Putnam County
                                       Certificate filed in New York County
                                         Commission Expires March 30,1978